SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 1998

                        SUPREME INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                         0-21764                     59-1162998
---------------                   ------------               -------------------
State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

     3000 N.W. 107TH AVENUE, MIAMI, FLORIDA                       33172
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    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (305) 592-2830

Item 5.           OTHER EVENTS.

                  See the press release attached hereto as Exhibit 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPREME INTERNATIONAL CORPORATION

Date:  January 12, 1999       By: /s/ ROSEMARY B. TRUDEAU
                                  ----------------------------------------------
                                  Rosemary B. Trudeau, Vice President of Finance

                                  EXHIBIT INDEX

         EXHIBIT                    DESCRIPTION
         -------                    -----------
         99.1                       Press Release